                                                                     EXHIBIT 4.2

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                                  KINDER MORGAN
                              ENERGY PARTNERS, L.P.

                                     ISSUER

                                       AND

                            FIRST UNION NATIONAL BANK

                                     TRUSTEE

                                    ---------

                                    INDENTURE

                           DATED AS OF JANUARY 2, 2001

                                    ---------

                             SENIOR DEBT SECURITIES

                                    ---------


================================================================================

                       KINDER MORGAN ENERGY PARTNERS, L.P.

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                   SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE
                          TRUST INDENTURE ACT OF 1939:

Trust Indenture
   Act Section                                                                              Indenture Section
----------------                                                                            -----------------
 Section 310(a)(1)......................................................................                   609
            (a)(2)......................................................................                   609
            (a)(3)......................................................................        Not Applicable
            (a)(4)......................................................................        Not Applicable
            (b).........................................................................              608; 610
 Section 311(a).........................................................................                   613
            (b).........................................................................                   613
 Section 312(a).........................................................................              701; 702
            (b).........................................................................                   702
            (c).........................................................................                   702
 Section 313(a).........................................................................                   703
            (b).........................................................................                   703
            (c).........................................................................                   703
            (d).........................................................................                   703
 Section 314(a).........................................................................                   704
            (a)(4)......................................................................                  1004
            (b).........................................................................        Not Applicable
            (c)(1)......................................................................                   102
            (c)(2)......................................................................                   102
            (c)(3)......................................................................        Not Applicable
            (d).........................................................................        Not Applicable
            (e).........................................................................                   102
 Section 315(a).........................................................................              601, 603
            (b).........................................................................                   602
            (c).........................................................................                   601
            (d).........................................................................                   601
            (e).........................................................................                   514
 Section 316(a).........................................................................                   101
            (a)(1)(A)...................................................................              502; 512
            (a)(1)(B)...................................................................                   513
            (a)(2)......................................................................        Not Applicable
            (b).........................................................................                   508
            (c).........................................................................                   104
 Section 317(a)(1)......................................................................                   503
            (a)(2)......................................................................                   504
            (b).........................................................................                  1003
 Section 318(a).........................................................................                   107

----------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   SECTION 101      DEFINITIONS...................................................................................1
   SECTION 102.     COMPLIANCE CERTIFICATES AND OPINIONS ........................................................10
   SECTION 103.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE ......................................................11
   SECTION 104.     ACTS OF HOLDERS; RECORD DATES ...............................................................12
   SECTION 105.     NOTICES, ETC., TO TRUSTEE AND PARTNERSHIP....................................................13
   SECTION 106.     NOTICE TO HOLDERS; WAIVER....................................................................13
   SECTION 107.     CONFLICT WITH TRUST INDENTURE ACT............................................................14
   SECTION 108.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.....................................................14
   SECTION 109.     SUCCESSORS AND ASSIGNS.......................................................................14
   SECTION 110.     SEPARABILITY CLAUSE..........................................................................14
   SECTION 111.     BENEFITS OF INDENTURE........................................................................14
   SECTION 112.     GOVERNING LAW................................................................................14
   SECTION 113.     LEGAL HOLIDAYS...............................................................................15
   SECTION 114.     LANGUAGE OF NOTICES, ETC.....................................................................15
   SECTION 115.     INTEREST LIMITATION..........................................................................15
   SECTION 116.     NON-RECOURSE TO THE GENERAL PARTNER; NO PERSONAL LIABILITY OF OFFICERS, DIRECTORS, EMPLOYEES
                    OR PARTNERS..................................................................................16

                                   ARTICLE II

                                 SECURITY FORMS

   SECTION 201.     FORMS GENERALLY..............................................................................16
   SECTION 202.     FORM OF FACE OF SECURITY.....................................................................17
   SECTION 203.     FORM OF REVERSE OF SECURITY..................................................................19
   SECTION 204.     GLOBAL SECURITIES............................................................................25
   SECTION 205.     FORM OF TRUSTEE'S CERTIFICATE AND AUTHORIZATION..............................................25

                                   ARTICLE III

                                 THE SECURITIES

   SECTION 301.     AMOUNT UNLIMITED; ISSUABLE IN SERIES.........................................................26
   SECTION 302.     DENOMINATIONS................................................................................29
   SECTION 303.     EXECUTION, AUTHENTICATION, DELIVERY AND DATING...............................................29
   SECTION 304.     TEMPORARY SECURITIES.........................................................................31
   SECTION 305.     REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE..........................................32
   SECTION 306.     MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.............................................33
   SECTION 307.     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED...............................................34
   SECTION 308.     PERSONS DEEMED OWNERS........................................................................36
   SECTION 309.     CANCELLATION.................................................................................36
   SECTION 310.     COMPUTATION OF INTEREST......................................................................36
   SECTION 311.     CUSIP NUMBERS................................................................................37

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

   SECTION 401.     SATISFACTION AND DISCHARGE OF INDENTURE......................................................37
   SECTION 402.     APPLICATION OF TRUST MONEY...................................................................38

                                    ARTICLE V

                                    REMEDIES

   SECTION 501.     EVENTS OF DEFAULT............................................................................38
   SECTION 502.     ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT...........................................39
   SECTION 503.     COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE..............................40
   SECTION 504.     TRUSTEE MAY FILE PROOFS OF CLAIM.............................................................41
   SECTION 505.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES..................................41
   SECTION 506.     APPLICATION OF MONEY COLLECTED...............................................................41
   SECTION 507.     LIMITATION ON SUITS..........................................................................42
   SECTION 508.     UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST....................43
   SECTION 509.     RESTORATION OF RIGHTS AND REMEDIES...........................................................43
   SECTION 510.     RIGHTS AND REMEDIES CUMULATIVE...............................................................43
   SECTION 511.     DELAY OR OMISSION NOT WAIVER.................................................................43
   SECTION 512.     CONTROL BY HOLDERS...........................................................................43
   SECTION 513.     WAIVER OF PAST DEFAULTS......................................................................44
   SECTION 514.     UNDERTAKING FOR COSTS........................................................................44

                                   ARTICLE VI

                                   THE TRUSTEE

   SECTION 601.     CERTAIN DUTIES AND RESPONSIBILITIES..........................................................45
   SECTION 602.     NOTICE OF DEFAULTS...........................................................................46
   SECTION 603.     CERTAIN RIGHTS OF TRUSTEE....................................................................46
   SECTION 604.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.......................................47
   SECTION 605.     MAY HOLD SECURITIES..........................................................................47
   SECTION 606.     MONEY HELD IN TRUST..........................................................................48
   SECTION 607.     COMPENSATION AND REIMBURSEMENT...............................................................48
   SECTION 608.     DISQUALIFICATION; CONFLICTING INTERESTS......................................................48
   SECTION 609.     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY......................................................49
   SECTION 610.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR............................................49
   SECTION 611.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.......................................................50
   SECTION 612.     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS..................................51
   SECTION 613.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST PARTNERSHIP........................................52
   SECTION 614.     APPOINTMENT OF AUTHENTICATING AGENT..........................................................52

                                   ARTICLE VII

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND PARTNERSHIP

   SECTION 701.     PARTNERSHIP TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS................................53
   SECTION 702.     PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.......................................54
   SECTION 703.     REPORTS BY TRUSTEE...........................................................................54
   SECTION 704.     REPORTS BY PARTNERSHIP.......................................................................54

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   SECTION 801.     PARTNERSHIP AND GUARANTORS MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS......................55
   SECTION 802.     SUCCESSOR SUBSTITUTED........................................................................56

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

   SECTION 901.     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS...........................................56
   SECTION 902.     SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS..............................................57
   SECTION 903.     EXECUTION OF SUPPLEMENTAL INDENTURES.........................................................58
   SECTION 904.     EFFECT OF SUPPLEMENTAL INDENTURES............................................................58
   SECTION 905.     CONFORMITY WITH TRUST INDENTURE ACT..........................................................58
   SECTION 906.     REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES...........................................58

                                    ARTICLE X

                                    COVENANTS

   SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST......................................................59
   SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.................................................................59
   SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST...............................................59
   SECTION 1004. STATEMENT BY OFFICERS AS TO DEFAULT.............................................................60
   SECTION 1005. EXISTENCE.......................................................................................61
   SECTION 1006. LIMITATIONS ON LIENS............................................................................61
   SECTION 1007. RESTRICTION OF SALE-LEASEBACK TRANSACTION.......................................................62
   SECTION 1008. WAIVER OF CERTAIN COVENANTS.....................................................................63

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

   SECTION 1101. APPLICABILITY OF ARTICLE........................................................................64
   SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE...........................................................64
   SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED...............................................64
   SECTION 1104. NOTICE OF REDEMPTION............................................................................65
   SECTION 1105. DEPOSIT OF REDEMPTION PRICE.....................................................................65
   SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE...........................................................65
   SECTION 1107. SECURITIES REDEEMED IN PART.....................................................................66

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
                                   ARTICLE XII

                                  SINKING FUNDS

   SECTION 1201. APPLICABILITY OF ARTICLE........................................................................66
   SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES...........................................66
   SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.......................................................67

                                  ARTICLE XIII

                                   DEFEASANCE

   SECTION 1301. APPLICABILITY OF ARTICLE........................................................................67
   SECTION 1302. LEGAL DEFEASANCE................................................................................67
   SECTION 1303. COVENANT DEFEASANCE.............................................................................69
   SECTION 1304. APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES.............................70
   SECTION 1305. REPAYMENT TO PARTNERSHIP........................................................................71
   SECTION 1306. REINSTATEMENT...................................................................................71

                                   ARTICLE XIV

                             GUARANTY OF SECURITIES

   SECTION 1401. RETIREMENT FOR GUARANTY.........................................................................71
   SECTION 1402. RELEASE OF GUARANTY.............................................................................72

         Annex A

         INDENTURE dated as of January 2, 2001, between KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), having its principal office at One Allen Center, Suite 1000, 500 Dallas Street, Houston Texas, 77002, and FIRST UNION NATIONAL BANK, a national banking association, as Trustee (the "Trustee").

                           RECITALS OF THE PARTNERSHIP

         The Partnership has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Partnership, in accordance with its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly, or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (5) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture, and the word "Annex" refers to an Annex to this Indenture.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Adjusted Net Assets" has the meaning specified in Section 108 of Annex A.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Indebtedness", when used with respect to any Sale-Leaseback Transaction, means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale-Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, such amount shall be the lesser of the amount determined assuming termination upon the first date such lease may be terminated (in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the amount determined assuming no such termination.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Agent" has the meaning specified in Section 105 of Annex A.

         "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place.

         "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors or the protection of creditors.

         "Board of Directors" means the board of directors of the General Partner, or the executive or any other committee of that board duly authorized to act in respect thereof. If the Partnership shall change its form of entity to other than a limited partnership, the references to officers or the Board of Directors of the General Partner shall mean the officers or the Board of Directors (or other comparable governing body) of the Partnership.

         "Board Resolution" means a copy of a resolution certified by the Corporate Secretary of the General Partner, the principal financial officer of the General Partner or any other authorized officer of the General Partner or a Person duly authorized by any of them, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment or other location, means, except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, executive order or regulation to close.

         "Capital Interests" means any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Consolidated Net Tangible Assets" means, at any date of determination, the total amount of assets after deducting therefrom (i) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt), and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the Partnership and its consolidated subsidiaries for the Partnership's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is 40 Broad Street, Suite 550, New York, New York 10004.

         "corporation" includes corporations, associations, partnerships (general or limited), limited liability companies, joint-stock companies and business trusts.

         "covenant defeasance" has the meaning specified in Section 1303.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Debt" means any obligation created or assumed by any Person for the repayment of money borrowed, any purchase money obligation created or assumed by such Person and any guarantee of the foregoing.

         "Default" means, with respect to a series of Securities, any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         "Defaulted Interest" has the meaning specified in Section 307.

         "defeasance" has the meaning specified in Section 1302.

         "Definitive Security" means a Security other than a Global Security or a temporary Security.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

         "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

         "Funded Debt" means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendable, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

         "Funding Guarantor" has the meaning specified in Section 103 of Annex
A.

         "General Partner" means Kinder Morgan G.P., Inc., a Delaware corporation.

         "Global Security" means a Security in global form that evidences all or part of the Securities of any series and is registered in the name of, the Depositary for such Securities or a nominee thereof.

         "Guarantor" means (i) each Subsidiary of the Partnership that becomes a guarantor of the Securities of any series pursuant to Section 1401 and (ii) any Subsidiary of the Partnership that is a successor corporation of any Subsidiary of the Partnership referred to in clause (i). The term "Guarantor" shall not include any Subsidiary of the Partnership referred to in clause (i) or (ii) that shall have been released from its obligations under a Guaranty pursuant to
Section 1402.

         "Guaranty" means a guaranty of the Securities of any series containing provisions substantially in the form specified in Annex A, and such other provisions, not inconsistent herewith, as are customary in guaranties, executed and delivered by one or more Subsidiaries of the Partnership as required by
Section 1401.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" also shall include the terms of particular series of Securities established as contemplated by Section 301.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Issue Date"means with respect to any series of Debt Securities issued under either Indenture the date on which Debt Securities of that series are initially issued under that Indenture.

         "Judgment Currency" has the meaning specified in Section 107 of Annex
A.

         "Lien" means, as to any entity, any mortgage, lien, pledge, security interest or other encumbrance in or on, or adverse interest or title of any vendor, lessor, lender or other secured party to or of the entity under conditional sale or other title retention agreement or capital lease with respect to, any property or asset of the entity, but excluding agreements to refrain from granting Liens.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Non-U.S. Guarantor" has the meaning specified in Section 105 of Annex
A.

         "Notice of Default" means a written notice of the kind specified in
Section 501(3).

         "Officers' Certificate" of a Person means a certificate signed by the Chairman of the Board, the Vice Chairman, the President or a Vice President, and by the Treasurer or the Secretary, of the Person, or if such Person is a partnership, of its general partner, and delivered to the Trustee. One of the officers or such other Persons (as applicable) signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Person, or if such Person is a partnership, of its general partner.

         "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel for the Partnership or a Guarantor, which opinion shall comply with the provisions of Sections 102 and 103. Such counsel shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

         "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Partnership) in trust or set aside and segregated in trust by the Partnership (if the Partnership shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor has been made;

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Partnership; and

                  (iv) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Partnership has effected defeasance or covenant defeasance as provided in Article XIII;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof on such date pursuant to Section 502, (B) the principal amount of a Security denominated in one or more currencies or currency units other than U.S. dollars shall be the U.S. dollar equivalent of such currencies or currency units, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent (as so determined) on the date of original issuance of such Security, of the amount determined as provided in Clause (A) above) of such Security, and (C) Securities owned by the Partnership or any other obligor upon the Securities or any Affiliate of the Partnership or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in Clause
(C) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Partnership or any other obligor upon the Securities or any Affiliate of the Partnership or of such other obligor.

         "Pari Passu Debt" means any Debt of the Partnership, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Debt, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Debt shall be subordinated in right of payment to the Securities.

         "Partnership" means the Person named as the "Partnership" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Partnership" shall mean such successor Person.

         "Partnership Request" or "Partnership Order" means a written request or order signed in the name of the Partnership by the Chairman of the Board, the Vice Chairman, the President or a Vice President of the General Partner, and by the Treasurer or Secretary of the General Partner, and delivered to the Trustee, or if the Partnership shall change its form of entity to other than a limited partnership, by Persons or officers, members, agents and the like positions comparable to those of the foregoing nature, as applicable.

         "Paying Agent" means any Person authorized by the Partnership to pay the principal of or any premium or interest on any Securities on behalf of the Partnership.

         "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by
Section 301 with respect thereto, are to be determined by the Partnership upon the issuance of such Securities.

         "Permitted Liens" means (i) Liens upon rights-of-way for pipeline purposes; (ii) any statutory or governmental Lien or Lien arising by operation of law, or any mechanics', repairmen's, materialmen's, suppliers', carriers', landlords', warehousemen's or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction, development, improvement or repair; (iii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property; (iv) Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time by the Partnership or any Subsidiary in good faith; (v) Liens of, or to secure performance of, leases, other than capital leases; (vi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings; (vii) any Lien upon property or assets acquired or sold by the Partnership or any Subsidiary resulting from the exercise of any rights arising out of defaults on receivables; (viii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (ix) any Lien in favor of the Partnership or any Subsidiary; (x) any Lien in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, to secure partial, progress, advance, or other payments pursuant to any contract or statute, or any Debt incurred by the Partnership or any Subsidiary for the purpose of financing all or any part of the purchase price of, or the cost of constructing, developing, repairing or improving, the property or assets subject to such Lien; or (xi) any Lien securing industrial development, pollution control or similar revenue bonds; (xii) any Lien securing Debt of the Partnership or any Subsidiary, all or a portion of the net proceeds of which are used, substantially concurrent with the funding thereof (and for purposes of determining such "substantial concurrence," taking into consideration, among other things, required notices to be given to Holders of outstanding securities under this Indenture (including the Securities) in connection with such refunding, refinancing or repurchase, and the required corresponding durations thereof), to refinance, refund or repurchase all outstanding securities under this Indenture (including the Securities), including the amount of all accrued interest thereon and reasonable fees and expenses and premium, if any, incurred by the Partnership or any Subsidiary in connection therewith; (xiii) Liens in favor of any Person to secure obligations under the provisions of any letters of credit, bank guarantees, bonds or surety obligations required or requested by any governmental authority in connection with any contract or statute; or (xiv) any Lien upon or deposits of any assets to secure performance of bids, trade contracts, leases or statutory obligations.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government, or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means, unless otherwise specifically provided for with respect to such series as contemplated by Section 301, the office or agency of the Partnership in The City of New York and such other place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same Debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Property" means, whether owned or leased on the date of this Indenture or thereafter acquired, (i) any pipeline assets of the Partnership or any Subsidiary, including any related facilities employed in the transportation, distribution, storage or marketing of refined petroleum products, natural gas liquids and carbon dioxide, that are located in the United States of America or any territory or political subdivision thereof, and (ii) any processing or manufacturing plant or terminal owned or leased by the Partnership or any Subsidiary that is located in the United States or any territory or political subdivision thereof, except, in the case of either of the foregoing clauses (i) or (ii), (A) any such assets consisting of inventories, furniture, office fixtures and equipment (including data processing equipment), vehicles and equipment used on, or useful with, vehicles, and (B) any such assets, plant or terminal which, in the opinion of the Board of Directors, is not material in relation to the activities of the Partnership or of the Partnership and its Subsidiaries, taken as a whole.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Sale-Leaseback Transaction" means the sale or transfer by the Partnership or any Subsidiary of any Principal Property to a Person (other than the Partnership or a Subsidiary) and the taking back by the Partnership or any Subsidiary, as the case may be, of a lease of such Principal Property.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to the principal of any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of the Capital Interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof or, in the case of a partnership, more than 50% of the partners' Capital Interests (considering all partners' Capital Interests as a single class), is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as otherwise provided in Section 905; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean each Trustee with respect to Securities of that series.

         "U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof.

         "Vice President", when used with respect to the Partnership, means any vice president of the General Partner, or when used with respect to the Trustee, means any vice president of the Trustee.

SECTION 102. Compliance Certificates and Opinions.

         Upon any application or request by the Partnership or any Guarantor to the Trustee to take or refrain from taking any action under any provision of this Indenture, the Partnership shall furnish to the Trustee an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by officers of the General Partner or any Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every Officers' Certificate or Opinion of Counsel (except for certificates provided for in Section 1004) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Partnership, the General Partner or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Partnership, the General Partner or such Guarantor stating that the information with respect to such factual matters is in the possession of the Partnership, the General Partner or such Guarantor, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) to the Trustee and, where it is hereby expressly required, to the Partnership. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Partnership, if made in the manner provided in this Section.

         Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership, principal amount and serial numbers of Securities held by any Person, and the date of commencement of such Person's holding the same, shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Partnership in reliance thereon, whether or not notation of such action is made upon such Security.

         Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

         The Partnership may set any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series, but the Partnership shall have no obligation to do so. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date.

SECTION 105. Notices, Etc., to Trustee and Partnership.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Partnership or any Guarantor shall be sufficient for every purpose hereunder if made in writing and actually received by the Trustee at its office at 5847 San Felipe, Suite 1050, Houston, Texas 77057, or at any other address previously furnished in writing by the Trustee, or

                  (2) the Partnership or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Partnership or a Guarantor, if any, addressed to it at One Allen Center, Suite 1000, 500 Dallas, Houston Texas, 77002, to the attention of the Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Partnership.

SECTION 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (if international mail, by air mail), to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Partnership shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

SECTION 113. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114. Language of Notices, Etc.

         Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 115. Interest Limitation.

         It is the intention of the Partnership to conform strictly to all applicable usury laws and any subsequent revisions, repeals or judicial interpretations thereof. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law then, in that event, notwithstanding anything to the contrary in the Securities or this Indenture, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law with respect to a Security shall under no circumstances exceed the maximum amount allowed by applicable law, and any excess shall be credited to the principal amount of such Security (or, if the principal amount of such Security shall have been paid in full, refunded to the Partnership), to the extent permitted by applicable law; and (ii) in the event that the maturity of any Security is accelerated or in the event of any redemption of such Security, then such consideration that constitutes interest under applicable law may never include more than the maximum amount allowed by applicable law, and any excess shall be credited to the principal amount of such Security (or, if the principal amount of such Security shall be paid in full, refunded to the Partnership), to the extent permitted by applicable law. All calculations made to compute the rate of interest with respect to a Security for the purpose of determining whether such rate exceeds the maximum amount allowed by applicable law shall be made, to the extent permitted by such applicable law, by allocating and spreading during the period of the full stated term of such Security all interest any time contracted for, taken, reserved, charged or received by such Holder or by the Trustee on behalf of any such Holder in connection therewith so that the amount or rate of interest charged for any and all periods of time during the term of the Security does not exceed the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in this Indenture or any Security to "applicable law" when used in the context of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

         The right to accelerate maturity of any Security does not include the right to accelerate any interest which has not otherwise accrued to the date of such acceleration, provided, however, that the foregoing shall not prohibit the continuing accrual after acceleration of interest in accordance with the terms of the Indenture and such Security.

SECTION 116. Non-Recourse to the General Partner; No Personal Liability of Officers, Directors, Employees or Partners.

         Obligations of the Partnership, or any Guarantor, as such, under this Indenture and the Securities hereunder are non-recourse to the General Partner, and its respective Affiliates (other than the Partnership and the Guarantors), and payable only out of cash flow and assets of the Partnership and the Guarantors. The Trustee, and each Holder of a Security by its acceptance thereof, will be deemed to have agreed in this Indenture that (1) neither the General Partner nor its assets (nor any of its respective Affiliates other than the Partnership or the Guarantors, nor their respective assets) shall be liable for any of the obligations of the Partnership or the Guarantors under this Indenture or such Securities, and (2) no director, officer, employee, stockholder or unitholder, as such, of the Partnership, the Guarantors, the Trustee, the General Partner or any Affiliate of any of the foregoing entities shall have any personal liability in respect of the obligations of the Partnership or the Guarantors under this Indenture or such Securities by reason of his, her or its status.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 201. Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed or traded or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized Person on behalf of the Partnership and delivered to the Trustee at or prior to the delivery of the Partnership Order contemplated by Section 303 for the authentication and delivery of such Securities. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form by the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form. The Definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

         [Insert any legend required by the United States Internal Revenue Code and the regulations thereunder.]

         [If a Global Security,--insert legend required by Section 204 of the Indenture] [If applicable, insert--UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                      KINDER MORGAN ENERGY PARTNERS, L. P.

                               [TITLE OF SECURITY]

NO.                                                                        U.S.$

[CUSIP No.                   ]

         KINDER MORGAN ENERGY PARTNERS, L. P., a Delaware limited partnership

(herein called the "Partnership", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to
pay to                           , or registered assigns, the principal sum of
                        United States Dollars on [if the Security is to bear
interest prior to Maturity, insert--, and to pay interest thereon from       ,
or from the most recent Interest Payment Date to which interest has been paid or
duly provided for, semi-annually on                and             in each year,
commencing               , at the rate of      % per annum, until the principal
hereof is paid or made available for payment [if applicable, insert--, and at the rate of % per annum on any overdue principal and premium and on any overdue installment of interest]. [If applicable, insert -- The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business
on the Regular Record Date for such interest, which shall be the              or
            (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in such Indenture].

         [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear
interest at the rate of         % per annum, which shall accrue from the date of
such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall
bear interest at the rate of         % per annum, which shall accrue from the
date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         [If a Global Security, insert--Payment of the principal of [(and premium, if any)] and [if applicable, insert--any such] interest on this Security will be made by transfer of immediately available funds to a bank
account in                   designated by the Holder in such coin or currency
of the United States of America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

         [If a Definitive Security, insert--Payment of the principal of [(and premium, if any)] and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Partnership maintained for
that purpose in                      , [in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts] [state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Partnership (as provided in the Indenture) to rescind the designation of any
such Paying Agent, at the [main] offices of                          in
                    and                    in                   , or at such
other offices or agencies as the Partnership may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York
[      ] (so long as the applicable Paying Agent has received proper transfer
instructions in writing at least [      ] days prior to the payment date)] [if
applicable, insert--; provided, however, that payment of interest may be made at the option of the Partnership by [United States Dollar] [state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York [state other Place of Payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date)].]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

Dated:
                                       KINDER MORGAN ENERGY PARTNERS, L. P.,

                                       By: Kinder Morgan G.P., Inc.,
                                           Its General Partner


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


SECTION 203. Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Partnership (the "Securities"), issued and to be issued in one or more series under an Indenture dated as of January 2, 2001 (the "Indenture"), between the Partnership and First Union National Bank, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Partnership, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof [if applicable, insert--, limited in aggregate principal amount to
U.S.$     ].

         [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [if
applicable, insert--(1)            on in any year commencing with the year
and ending with the year       through operation of the sinking fund for this
series at a Redemption Price equal to 100% of the principal amount, and (2)] at
any time [if applicable, insert--on or after            ,        ], as a whole
or in part, at the election of the Partnership, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if
applicable, insert--on or before               ,           %, and if redeemed]
during the 12-month period beginning                          of the years
indicated,

         YEAR       REDEMPTION PRICE         YEAR              REDEMPTION PRICE
         ----       ----------------         ----              ----------------


and thereafter at a Redemption Price equal to         % of the principal amount,
together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, (1) on
           in any year commencing with the year      and ending with the year
     through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at
any time [if applicable, insert--on or after        ], as a whole or in part, at
the election of the Partnership, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the
12-month period beginning                 of the years indicated,


                                  REDEMPTION PRICE            REDEMPTION PRICE FOR
                               FOR REDEMPTION THROUGH         REDEMPTION OTHERWISE
                              OPERATION OF THE SINKING       THAN THROUGH OPERATION
                 YEAR                    FUND                  OF THE SINKING FUND
                 ----         ------------------------       ----------------------



and thereafter at a Redemption Price equal to        % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert--The sinking fund for this series provides for
the redemption on            in each year beginning with the year       and
ending with the year         of [if applicable,--not less than $
("mandatory sinking fund") and not more than] $       aggregate principal amount
of Securities of this series. Securities of this series acquired or redeemed by the Partnership otherwise than through [if applicable,--mandatory] sinking fund payments may be credited against subsequent [if applicable,--mandatory] sinking fund payments otherwise required to be made [if applicable,--in the inverse order in which they become due].]

         [If the Security is subject to redemption in part of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert--The Securities of this series are not redeemable prior to Stated Maturity.]

         [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (1) of the amount of principal so declared due and payable, and (2) of interest on any overdue principal and overdue interest, all of the Partnership's and the Guarantors' obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership or the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Partnership, the Guarantors and the Trustee with the consent of not less than the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Partnership and the Guarantors with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or [any premium or] interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder, alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of and [any premium and] interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed, except for
Section 115 of the Indenture (which limits interest to the maximum amount permissible by law), the provisions of which are incorporated herein by reference.

         [If a Global Security, insert--This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.

         The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

         [If a Definitive Security, insert--As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Partnership in [if applicable, insert -- any place where the principal of and any premium and interest on this Security are payable] [if applicable, insert-- The City of New York [, or, subject to any laws or regulations applicable thereto and to the right of the Partnership (limited as provided in the Indenture) to rescind the designation of
any such transfer agent, at the [main] offices of              in            and
in            or at such other offices or agencies as the Partnership may designate]], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

         The Securities of this series are issuable only in registered form
without coupons in denominations of U.S.$               [state other currency]
and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

         Obligations of the Partnership and the Guarantors under the Indenture and the Securities thereunder, including this Security, are non-recourse to Kinder Morgan G.P., Inc. (the "General Partner") and its Affiliates (other than the Partnership and the Guarantors), and payable only out of cash flow and assets of the Partnership and the Guarantors. The Trustee, and each Holder of a Security by its acceptance hereof, will be deemed to have agreed in the Indenture that (1) neither the General Partner nor its assets (nor any of its Affiliates other than the Partnership or the Guarantors, nor their respective assets) shall be liable for any of the obligations of the Partnership or the Guarantors under the Indenture or such Securities, including this Security, and
(2) no director, officer, employee, stockholder or unitholder, as such, of the Partnership, the Guarantors, the Trustee, the General Partner or any Affiliate of any of the foregoing entities shall have any personal liability in respect of the obligations of the Partnership or the Guarantors under the Indenture or such Securities by reason of his, her or its status.

         The Indenture contains provisions that relieve the Partnership and the Guarantors from the obligation to comply with certain restrictive covenants in the Indenture and for satisfaction and discharge at any time of the entire indebtedness upon compliance by the Partnership and the Guarantors with certain conditions set forth in the Indenture.

         [The obligations of the Partnership pursuant to the Indenture and the Securities, including the repurchase obligations under the Indenture, will be unconditionally guaranteed, on a senior unsecured basis, by each Guarantor.]

         This Security shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         [If a Definitive Security, insert as a separate page--

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please Print or
Typewrite Name and Address of Assignee) the within instrument of KINDER MORGAN ENERGY PARTNERS, L. P. and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer said instrument on the books of the within-named Partnership, with full power of substitution in the premises.

Please Insert Social Security or
Other Identifying Number of Assignee:

---------------------------            -----------------------------------------

Dated:
      ----------------------------          ------------------------------------
                                                        (Signature)
Signature Guarantee:
                    ------------------------------------------------------------
                                (Participant in a Recognized Signature
                                     Guaranty Medallion Program)

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

SECTION 204. Global Securities.

         Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING
                  OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY

                  BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         If Securities of a series are issuable in whole or in part in the form of one or more Global Securities, as contemplated by Section 301, then, notwithstanding Clause (9) of Section 301 and the provisions of Section 302, any Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Partnership Order. Subject to the provisions of Sections 303, 304 and 305, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Partnership Order. Any instructions by the Partnership with respect to endorsement or delivery or redelivery of a Global Security shall be in a Partnership Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel).

         The provisions of the last sentence of Section 303 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Partnership and the Partnership delivers to the Trustee the Global Security together with a Partnership Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

SECTION 205. Form of Trustee's Certificate and Authorization.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       FIRST UNION NATIONAL BANK,
                                       As Trustee



                                       By:
                                          --------------------------------------
                                          Authorized Signatory

                                   ARTICLE III

                                 THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution (and, subject to Section 303, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate or Partnership Order setting forth, or determining the manner of, such establishment) or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the form and title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the Securities will be issued and on which the principal of, and premium, if any, on the Securities of the series is payable or the method of determination thereof;

                  (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method of determination thereof, the date or dates from which such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (6) the place or places where, subject to the provisions of
Section 1002, the principal of and any premium and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Partnership in respect of the Securities of the series and this Indenture may be served;

                  (7) the period or periods, if any, within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Partnership or otherwise, if the Partnership is to have that option;

                  (8) the obligation, if any, and the option, if any, of the Partnership to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (10) whether payment of principal of and premium, if any, and interest, if any, on the Securities of the series shall be without deduction for taxes, assessments or governmental charges paid by Holders of the series;

                  (11) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be denominated, payable, redeemable or purchasable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

                  (12) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Partnership or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (14) the right, if any, of the Partnership to defer payments of interest by extending the interest payment periods and specify the duration of such extension, the Interest Payment Dates on which such interest shall be payable and whether and under what circumstances additional interest on amounts deferred shall be payable;

                  (15) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504 or the method of determination thereof;

                  (16) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities (and whether in temporary or permanent global form) and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                  (17) any deletions from, modifications of or additions to the Events of Default set forth in Section 501 or the covenants of the Partnership set forth in Article X pertaining to the Securities of the series;

                  (18) if and the terms and conditions upon which any Securities of the series may be converted into or exchanged for securities, which may include, without limitation, capital stock, of any class or series of the Partnership or any other issuer;

                  (19) If the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, including, but not limited to an index based on a currency or currencies other than that in which the Securities of that series are payable, or any other type of index, the manner in which such amounts shall be determined;

                  (20) if other than as provided in Sections 1302 and 1303, the terms and conditions upon which and the manner in which such series of Securities may be defeased or discharged;

                  (21) if other than the Trustee, the identity of any other trustee, the Security Registrar and any Paying Agent;

                  (22) any restrictions or other provisions with respect to the transfer or exchange of the Securities; and

                  (23) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution or Officers' Certificate referred to above or in any such indenture supplemental hereto.

         Any such Board Resolution or Officers' Certificate referred to above with respect to Securities of any series filed with the Trustee on or before the initial issuance of the Securities of such series shall be incorporated herein by reference with respect to Securities of such series and shall thereafter be deemed to be a part of the Indenture for all purposes relating to Securities of such series as fully as if such Board Resolution or Officers' Certificate were set forth herein in full.

         All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

         If any of the terms of the series are established by action taken by or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized person of the General Partner on behalf of the Partnership and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

         With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Partnership Order, or that such terms shall be determined by the Partnership, or one or more of the Partnership's agents designated in an Officers' Certificate, in accordance with a Partnership Order.

SECTION 302. Denominations.

         The Securities of each series shall be issuable only in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Partnership by the Chairman of the Board, Vice Chairman, Chief Executive Officer, Chief Financial Officer, President or any Vice President of the General Partner and need not be attested. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the General Partner shall bind the Partnership, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Partnership may deliver Securities of any series executed by the Partnership to the Trustee for authentication, together with a Partnership Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Partnership Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Partnership or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Partnership Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) The form and terms (or the manner of determining the terms) of such Securities have been established by or pursuant to Board Resolution as permitted by Section 201, that such form or forms have been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel (which conditions are reasonably acceptable to the Trustee); and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Partnership in the manner and subject to any conditions specified in such Opinion of Counsel, which conditions are reasonably acceptable to the Trustee, will constitute valid and legally binding obligations of the Partnership enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such Series Outstanding; and

                  (4) such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all conditions precedent to the execution of the supplemental indenture with respect to that series of Securities have been complied with, the Partnership has the power to execute and deliver any such supplemental indenture and has taken all necessary action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Partnership enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity).

         If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Partnership Order and Opinion of Counsel or Board Resolution or supplemental indenture otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         With respect to Securities of a series not to be originally issued at one time, the Trustee may rely upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series and any subsequent request by the Partnership to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Partnership that as of the date of such request, the statements made in the Officers' Certificate shall be true and correct as if made on such date.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or any Guaranty or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Partnership, and the Partnership shall deliver such Security to the Trustee for cancellation as provided in Section 309 for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. Temporary Securities.

         Pending the preparation of Definitive Securities of any series, the Partnership may execute, and upon receipt of the documents required by Section 303, together with a Partnership Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities of like series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Partnership will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Partnership maintained pursuant to Section 1002 for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more Definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series and tenor.

SECTION 305. Registration, Registration of Transfer and Exchange.

         The Partnership shall cause to be kept at an office or agency of the Security Registrar in The City of New York a register (the register maintained in such office or in any other office or agency of the Partnership in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Partnership shall provide for the registration of Securities and of transfers of Securities. The Partnership shall, prior to the issuance of any Securities hereunder, appoint the Trustee as the initial "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided and its Corporate Trust Office which, at the date hereof, is located at 40 Broad Street, Suite 550, New York, New York, 10004, as the initial office or agency in The City of New York where the Security Register will be maintained. The Partnership may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Partnership will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency. At all reasonable times the Security Register shall be available for inspection by the Trustee.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Partnership maintained pursuant to Section 1002 for such purpose, the Partnership shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Partnership shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Partnership, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Partnership or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 1107 not involving any transfer.

         Neither the Trustee nor the Partnership shall be required (1) to issue, register the transfer of or exchange Securities of any series (or of any series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Notwithstanding any other provision in this Indenture and except as otherwise specified as contemplated by Section 301, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, except as provided in this paragraph. Every Security authenticated and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Security shall be a Global Security, except as provided in this paragraph. If (1) (A) the Depositary for a Global Security notifies the Partnership that it is unwilling or unable to continue as Depositary for such Global Security or ceases to be a clearing agency registered under the Exchange Act, and (B) a successor Depositary is not appointed by the Partnership within 90 days, (2) an Event of Default has occurred and is continuing with respect to the Securities of such series and the Security Registrar has received a request from the Depositary to issue certificated securities in lieu of all or a portion of the Global Securities of such series (in which case the Partnership shall deliver certificated securities within 30 days of such request) or (3) the Partnership determines in its sole discretion that Securities of a series issued in global form shall no longer be represented by a Global Security, then such Global Security may be exchanged by such Depositary for Definitive Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor, registered in the names of, and the transfer of such Global Security or portion thereof may be registered to, such Persons as such Depositary shall direct.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, together with such security or indemnity as may be required by the Partnership or the Trustee to save each of them and any agent of either of them harmless, the Partnership shall execute and upon its request the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

         If there shall be delivered to the Partnership and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Partnership or the Trustee that such Security has been acquired by a bona fide purchaser, the Partnership shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding. If, after the delivery of such new Security, a bona fide purchaser of the original Security in lieu of which such new Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such new Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Partnership and the Trustee in connection therewith.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Partnership in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Every new Security of any series issued pursuant to this Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Partnership, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Partnership, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Partnership may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Partnership shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Partnership shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Partnership of such Special Record Date and, in the name and at the expense of the Partnership, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Partnership may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange, if, after notice given by the Partnership to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         For each series of Securities, the Partnership shall, prior to 10:30 a.m. (New York City time) on each payment date for principal and premium, if any, and interest, if any, deposit with the Trustee money in immediately available funds sufficient to make cash payments due on the applicable payment date.

SECTION 308. Persons Deemed Owners.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, prior to due presentment of a Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Partnership, the Trustee nor any agent of the Partnership or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Partnership, the Trustee and any agent of the Partnership or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Partnership, the Trustee nor any agent of the Partnership or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309. Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Partnership may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Partnership may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Partnership has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures, and the Trustee shall thereafter deliver to the Partnership a certificate with respect to such disposition.

SECTION 310. Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the number of days elapsed in any partial month.

SECTION 311. CUSIP Numbers.

         The Partnership in issuing the Securities may use "CUSIP" numbers (in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers. The Partnership will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Partnership Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for), and the Trustee, at the expense of the Partnership, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

                  (1) either

                           (A) all such Securities theretofore authenticated and
delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Partnership and thereafter repaid to the Partnership or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
the Trustee for cancellation

                                    (i) have become due and payable,

                                    (ii) will become due and payable at their
Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Partnership,

and the Partnership in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for this purpose an amount of money in the currency or currency units in which such Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Partnership has paid or caused to be paid all other sums payable hereunder by the Partnership with respect to such Securities; and

                  (3) the Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to Securities of any series, (i) the obligations of the Partnership and any Guarantor to the Trustee under Section 607, the obligations of any Guarantor under Section 101 of its Guaranty, the obligations of the Trustee to any Authenticating Agent under Section 614 and the right of the Trustee to resign under Section 610 shall survive, and (ii) if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Partnership and/or the Trustee under Sections 402, 606, 701 and 1002 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Partnership acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    REMEDIES

SECTION 501. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the performance, or breach, of any term, covenant or warranty of the Partnership or any Guarantor in this Indenture or the applicable Guaranty (other than a term, covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Partnership or such Guarantor by the Trustee or to the Partnership or such Guarantor and the Trustee by Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the Partnership pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Partnership in an involuntary case, (B) appoints a Custodian of the Partnership or for all or substantially all of its property, or (C) orders the liquidation of the Partnership; and the order or decree remains unstayed and in effect for 90 days; or

                  (6) any other Event of Default provided as contemplated by
Section 301 with respect to Securities of that series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), and accrued but unpaid interest, if any, on all of the Securities of that series to be due and payable immediately, by a notice in writing to the Partnership (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Partnership and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Partnership has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
series,

                           (B) the principal of (and premium, if any, on) any
Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Partnership covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Partnership will, upon demand of the Trustee, pay to it, for the benefit of Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Partnership fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Partnership, any Guarantor, or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Partnership, any Guarantor, or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Partnership, any Guarantor, or any other obligor upon the Securities, their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

         Any money or property collected or to be applied by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607;

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

         THIRD: The balance, if any, to the Partnership.

SECTION 507. Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of security or indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 305 and 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Guaranty and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then in every such case, subject to any determination in such proceeding, the Partnership, the relevant Guarantor, the Trustee and Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

         Subject to the provisions of Section 603, Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability or would otherwise be contrary to applicable law.

SECTION 513. Waiver of Past Defaults.

         Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except

                  (1) a continuing default in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) a default in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, in any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or in any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed by such Security (or, in the case of redemption or repayment, on or after the Redemption Date).



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

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default with respect to any series of Securities,

                           (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders or a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                           (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

         If a Default occurs and is continuing with respect to the Securities of any series, the Trustee shall, within 90 days after it occurs, transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all uncured or unwaived Defaults known to it; provided, however, that, except in the case of a Default in payment on the Securities of any series, the Trustee shall be protected in withholding the notice if and so long as the board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee determine in good faith that withholding such notice is in the interests of Holders of Securities of such series; provided, further, however, that, in the case of any default or breach of the character specified in Section 501(3) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

SECTION 603. Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (1) the Trustee may rely on and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request, direction, order or demand of the Partnership mentioned herein shall be sufficiently evidenced by a Partnership Request or Partnership Order (or in the case of a Periodic Offering, as agreed in procedures set forth in a Partnership Order pursuant to Section 303) and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may, without obligation to do so, make such further inquiry or investigation into such facts or matters as it may see fit; and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Partnership, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) the Trustee may request that the Partnership deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Partnership, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Partnership of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Partnership, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Partnership with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Partnership.

SECTION 607. Compensation and Reimbursement.

         The Partnership agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The obligations of the Partnership and the Guarantors under this Section to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder.

         Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

         The provisions of this Section shall survive the satisfaction and discharge of this Indenture and the defeasance of the Securities.

SECTION 608. Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

         There shall at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus required by the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Partnership and the Guarantors. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Partnership. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Partnership or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Partnership or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Partnership, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Partnership, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Partnership, the Guarantors, and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Partnership. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Partnership or Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Partnership shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

                  (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Partnership and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Partnership or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Partnership, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (A) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (B) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (C) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, but, on request of the Partnership, or any successor Trustee, such retiring Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (3) Upon request of any such successor Trustee, the Partnership and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

                  (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Partnership.

         If and when the Trustee shall be or become a creditor of the Partnership, any Guarantor, or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Partnership, any such Guarantor, or any such other obligor.

SECTION 614. Appointment of Authenticating Agent.

         The Trustee (upon notice to the Partnership) may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue (in accordance with procedures acceptable to the Trustee) and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Partnership and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, to the Partnership, and to the Guarantors. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, to the Partnership. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor

Authenticating Agent which shall be acceptable to the Partnership. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         Except with respect to an Authenticating Agent appointed at the request of the Partnership, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       FIRST UNION NATIONAL BANK,
                                       As Trustee


Date:                                  By:
     -------------------                  --------------------------------------
                                          As Authenticating Agent



                                       By:
                                          --------------------------------------
                                          Authorized Signatory


                                   ARTICLE VII

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND PARTNERSHIP

SECTION 701. Partnership to Furnish Trustee Names and Addresses of Holders.

         The Partnership will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not later than each Interest Payment Date in each year, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding Regular Record Date, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Partnership of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

SECTION 702. Preservation of Information; Communications to Holders.

         The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

         The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Partnership and the Trustee that neither the Partnership nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

         As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Holder a brief report dated as of May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA
Section 313(b). Prior to delivery to the Holders, the Trustee shall deliver to the Partnership a copy of any report it delivers to Holders pursuant to this
Section 703.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Partnership. The Partnership will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports by Partnership.

         The Partnership shall:

                  (1) file with the Trustee, within 15 days after the Partnership is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Partnership may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Partnership is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission (unless the Commission will not accept such a filing), in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Partnership with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Partnership pursuant to paragraphs (1) and
(2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Partnership and Guarantors May Consolidate, Etc., Only on Certain Terms.

         The Partnership shall not, and shall not permit any Guarantor to, consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

                  (1) (A) in the case of a merger, the Partnership or such Guarantor, as the case may be, is the surviving entity, or (B) the Person formed by such consolidation or into which the Partnership or such Guarantor is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Partnership or such Guarantor as, or substantially as, an entirety must expressly assume, by an indenture supplemental hereto, or a supplement to the applicable Guaranty, as the case may be, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Partnership or such Guarantor, as the case may be, under this Indenture and the Securities or the applicable Guaranty, as the case may be;

                  (2) the surviving entity or successor Person is a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia;

                  (3) immediately after giving effect to such transaction, no Default or Event of Default exists; and

                  (4) the Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, transfer or lease and the supplemental indenture required in connection with such transaction comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Substituted.

         Upon any consolidation of the Partnership or any Guarantor with, or merger of the Partnership or any Guarantor into, any other Person or any sale, transfer or lease of the properties and assets of the Partnership or any Guarantor as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Partnership or such Guarantor is merged or to which such sale, transfer or lease is made shall (and, in the case of a Guarantor, its Guaranty will provide that it shall) succeed to, and be substituted for, and may exercise every right and power of, the Partnership or such Guarantor under this Indenture with the same effect as if such successor Person had been named originally as the Partnership or such Guarantor herein or therein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities, or such Guaranty, as the case may be.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders of Securities, the Partnership and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to secure any of such Securities;

                  (2) to evidence the succession of another Person to the Partnership under this Indenture and the Securities and the assumption by such successor Person of the obligations of the Partnership hereunder;

                  (3) to reflect the addition of any Subsidiary of the Partnership as a Guarantor, or to reflect the release of any Guarantor from its Guaranty, in either case in the manner provided by Article XIV of this Indenture;

                  (4) to add covenants and Events of Default for the benefit of the Holders of all or any series of such Securities or to surrender any right or power conferred by this Indenture upon the Partnership;

                  (5) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination shall become effective only after there are no such Securities of any series entitled to the benefit of such provision outstanding;

                  (6) to establish the forms or terms of the Securities of any series issued hereunder;

                  (7) to cure any ambiguity or correct any inconsistency in this Indenture;

                  (8) to evidence the acceptance of appointment by a successor Trustee with respect to one or more series of Securities or otherwise;

                  (9) to qualify this Indenture under the Trust Indenture Act;

                  (10) to provide for uncertificated securities in addition to certificated securities;

                  (11) to supplement any provisions of this Indenture necessary to permit or facilitate the defeasance and discharge of any series of Securities, provided that such action does not adversely affect the interests of the Holders of Securities of such series or any other series; and

                  (12) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Securities may be listed or traded.

SECTION 902. Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities affected by such supplemental indenture (voting as one class), the Partnership and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or modifying in any manner the rights of Holders of Securities of such series under this Indenture; provided that the Partnership and the Trustee may not, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or premium, if any, on or the rate of interest thereon or alter the method of computation of interest;

                  (2) reduce the percentage in principal amount of Securities required for any such supplemental indenture or for any waiver provided for in this Indenture;

                  (3) change the Partnership's obligation to maintain an office or agency for payment of Securities and the other matters specified herein;

                  (4) impair the right to institute suit for the enforcement of any payment of principal of, premium, if any, or interest on, any Security; or

                  (5) modify any of the provisions of this Indenture relating to the execution of supplemental indentures with the consent of Holders of Securities which are discussed in this Section or modify any provisions relating to the waiver by Holders of Securities of past defaults and covenants, except to increase any required percentage or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Partnership shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Guarantors and the Partnership, to any such supplemental indenture may be prepared and executed by the Partnership and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.

         The Partnership covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

         The Partnership will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Partnership in respect of the Securities of that series and this Indenture may be served. The Partnership will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Partnership shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Partnership hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Partnership may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Partnership will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Except as otherwise specified with respect to a series of Securities as contemplated by Section 301, the Partnership hereby initially designates as the Place of Payment for each series of Securities The City of New York, and initially appoints the Trustee as Paying Agent at its Corporate Trust Office as the Partnership's office or agency for each such purpose in such city.

SECTION 1003. Money for Securities Payments to Be Held in Trust.

         If the Partnership or any of its Subsidiaries shall at any time act as Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Partnership shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Partnership will promptly notify the Trustee of its action or failure so to act.

         The Partnership will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (2) give the Trustee notice of any default by the Partnership or any Guarantor (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and (3) during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         The Partnership may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Partnership Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Partnership, any Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Partnership, such Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the state which escheat laws control and the Trustee or any Paying Agent shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the state which escheat laws control for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Partnership as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Partnership cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the state whose escheat laws control.

SECTION 1004. Statement by Officers as to Default.

         The Partnership will deliver to the Trustee, within 150 days after the end of each fiscal year of the Partnership ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signer or signers thereof the Partnership is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture

(without regard to any period of grace or requirement of notice provided hereunder) and, if the Partnership shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005. Existence.

         Subject to Article VIII, the Partnership will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Partnership shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Partnership.

SECTION 1006. Limitations on Liens.

         The Partnership will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property, or upon any shares of capital stock of any Subsidiary owning or leasing any Principal Property, whether owned or leased on the date of this Indenture or thereafter acquired, to secure any Debt of the Partnership or any other Person (other than the Securities issued hereunder), without in any such case making effective provision whereby all of the Securities Outstanding hereunder shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:

                  (1) Permitted Liens;

                  (2) any Lien upon any property or assets created at the time of acquisition of such property or assets by the Partnership or any Subsidiary or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within one year after the date of such acquisition;

                  (3) any Lien upon any property or assets to secure all or part of the cost of construction, development, repair or improvements thereon or to secure Debt incurred prior to, at the time of, or within one year after completion of such construction, development, repair or improvements or the commencement of full operations thereof (whichever is later), to provide funds for any such purpose;

                  (4) any Lien upon any property or assets existing thereon at the time of the acquisition thereof by the Partnership or any Subsidiary (whether or not the obligations secured thereby are assumed by the Partnership or any Subsidiary); provided, however, that such Lien only encumbers the property or assets so acquired;

                  (5) any Lien upon any property or assets of a Person existing thereon at the time such Person becomes a Subsidiary by acquisition, merger or otherwise; provided, however, that such Lien only encumbers the property or assets of such Person at the time such Person becomes a Subsidiary;

                  (6) any Lien upon any property or assets of the Partnership or any Subsidiary in existence on the Issue Date or provided for pursuant to agreements existing on the Issue Date;

                  (7) Liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested in good faith, and Liens which secure a judgment or other court-ordered award or settlement as to which the Partnership or the applicable Subsidiary, as the case may be, has not exhausted its appellate rights;

                  (8) any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancing, refunding or replacements) of Liens, in whole or in part, referred to in Clauses (1) through
(7), inclusive, of this Section; provided, however, that any such extension, renewal, refinancing, refunding or replacement Lien shall be limited to the property or assets covered by the Lien extended, renewed, refinanced, refunded or replaced and that the obligations secured by any such extension, renewal, refinancing, refunding or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed, refinanced, refunded or replaced and any expenses of the Partnership and its Subsidiaries (including any premium) incurred in connection with such extension, renewal, refinancing, refunding or replacement; or

                  (9) any Lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Debt of the Partnership or any Subsidiary.

         Notwithstanding the foregoing provisions of this Section, the Partnership may, and may permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property to secure Debt of the Partnership or any Person (other than the Securities) that is not excepted by Clauses (1) through (9), inclusive, of this Section without securing the Securities issued hereunder, provided that the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all Attributable Indebtedness from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by Clauses (1) through (4), inclusive, of
Section 1007), does not exceed 10% of Consolidated Net Tangible Assets.

SECTION 1007. Restriction of Sale-Leaseback Transaction.

         The Partnership will not, and will not permit any Subsidiary to, engage in a Sale-Leaseback Transaction, unless:

                  (1) such Sale-Leaseback Transaction occurs within one year from the date of completion of the acquisition of the Principal Property subject thereto or the date of the completion of construction, development or substantial repair or improvement, or commencement of full operations on such Principal Property, whichever is later;

                  (2) the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

                  (3) the Partnership or such Subsidiary would be entitled to incur Debt secured by a Lien on the Principal Property subject thereto in a principal amount equal to or exceeding the Attributable Indebtedness from such Sale-Leaseback Transaction without equally and ratably securing the Securities; or

                  (4) the Partnership or such Subsidiary, within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the Attributable Indebtedness from such Sale-Leaseback Transaction to (A) the prepayment, repayment, redemption, reduction or retirement of Pari Passu Debt of the Partnership or any Subsidiary, or (B) the expenditure or expenditures for Principal Property used or to be used in the ordinary course of business of the Partnership or its Subsidiaries.

         Notwithstanding the foregoing provisions of this Section, the Partnership may, and may permit any Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by Clauses (1) through (4), inclusive, of this Section, provided that the Attributable Indebtedness from such Sale-Leaseback Transaction, together with the aggregate principal amount of then outstanding Debt (other than the Securities) secured by Liens upon Principal Properties not excepted by Clauses (1) through (9), inclusive, of Section 1006, do not exceed 10% of Consolidated Net Tangible Assets.

SECTION 1008. Waiver of Certain Covenants.

         The Partnership may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005, 1006 or 1007 with respect to the Securities of any series if before the time for such compliance Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Partnership and any Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102. Election to Redeem; Notice to Trustee.

         The election of the Partnership to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Partnership of less than all the Securities of any series, the Partnership shall, not less than 35 nor more than 60 days prior to the Redemption Date fixed by the Partnership (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (1) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (2) pursuant to an election of the Partnership which is subject to a condition specified in the terms of such Securities, the Partnership shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103. Selection by Trustee of Securities to be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, on a pro rata basis or by any other method which the Trustee deems fair and appropriate and which complies with any securities exchange or other applicable requirements for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Partnership in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. Notice of Redemption.

         Notice of redemption shall be given by first-class mail (if international mail, by air mail), postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series and of a specified tenor are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed shall be given by the Partnership or, at the Partnership's request, by the Trustee in the name and at the expense of the Partnership.

SECTION 1105. Deposit of Redemption Price.

         On or prior to 10:30 a.m. New York City Time on any Redemption Date, the Partnership shall deposit with the Trustee or with a Paying Agent (or, if the Partnership is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Partnership shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Partnership at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by

Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Partnership or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Partnership and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Partnership shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 1201. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.

         The Partnership (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Partnership pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such

Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203. Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Partnership will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Partnership in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                  ARTICLE XIII

                                   DEFEASANCE

SECTION 1301. Applicability of Article.

         The provisions of this Article shall be applicable to each series of Securities except as otherwise specified as contemplated by Section 301 for Securities of such series.

SECTION 1302. Legal Defeasance.

         In addition to discharge of the Indenture pursuant to Section 401, the Partnership shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in Clause (1) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and the Partnership's right of optional redemption, if any, (ii) substitution of mutilated, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor or on the specified redemption dates therefor (but not upon acceleration), and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, and the Partnership's and any Guarantors' obligations in connection therewith (including, but not limited to, Section 607), (v) the rights, if any, to convert or exchange the Securities of such series, (vi) the rights of Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Partnership under Section
1002), and the Trustee, at the expense of the Partnership, shall, upon a Partnership Request, execute proper instruments acknowledging the same, if the conditions set forth below are satisfied (hereinafter, "defeasance"):

                  (1) The Partnership has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust, for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of Holders of the Securities of such series (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (C) a combination thereof, certified to be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest and premium, if any, on all Securities of such series on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to Clause (3) below, and (ii) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (2) The Partnership has delivered to the Trustee an Opinion of Counsel based on the fact that (A) the Partnership has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (3) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (4) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit;

                  (5) Such defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act);

                  (6) Such defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Partnership is a party or by which it is bound;

                  (7) Such defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

                  (8) The Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

         For this purpose, such defeasance means that the Partnership, any Guarantors, and any other obligor upon the Securities of such series shall be deemed to have paid and discharged the entire debt represented by the Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1304 and the rights and obligations referred to in Clauses (i) through (vii), inclusive, of the first paragraph of this Section, and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned.

SECTION 1303. Covenant Defeasance.

         The Partnership and any other obligor, including any Guarantors, shall be released on the 91st day after the date of the deposit referred to in Clause
(1) below from its obligations under Sections 704, 801, 1005, 1006 and 1007 with respect to the Securities of any series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Partnership and any Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby. The following shall be the conditions to application of this Section 1303:

                  (1) The Partnership has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of Holders of the Securities of such series, (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (i) the principal and interest and premium, if any, on all Securities of such series on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to Clause (2) below, and
(ii) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (2) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (3) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit;

                  (4) The Partnership has delivered to the Trustee an Opinion of Counsel which shall confirm that Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit and covenant defeasance had not occurred;

                  (5) Such covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act);

                  (6) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Partnership is a party or by which it is bound;

                  (7) Such covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

                  (8) The Partnership has delivered to the Trustee an Officers' Certificate and Opinion of Counsel stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

SECTION 1304. Application by Trustee of Funds Deposited for Payment of
Securities.

         Subject to the provisions of the last paragraph of Section 1003, all moneys or U.S. Government Obligations deposited with the Trustee pursuant to
Section 1302 or 1303 (and all funds earned on such moneys or U.S. Government Obligations) shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Partnership acting as its own Paying Agent), to Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law. Subject to Sections 1302 and 1303, the

Trustee shall promptly pay to the Partnership upon Partnership Order any moneys held by it at any time, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee, are in excess of the amounts required to effect the defeasance with respect to the Outstanding Securities in question.

SECTION 1305. Repayment to Partnership.

         The Trustee and any Paying Agent promptly shall pay or return to the Partnership upon Partnership Request any money and U.S. Government Obligations held by them at any time that are not required for the payment of the principal of and any interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 1302 or 1303, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee, are in excess of the amounts required to effect the defeasance with respect to the Outstanding Securities in question.

         The provisions of the last paragraph of Section 1003 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1302 or 1303.

SECTION 1306. Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Partnership and any Guarantor under this Indenture, the applicable Guaranty and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to this Indenture until such time as the Trustee or the Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article; provided, however, that if the Partnership or any Guarantor has made any payment of principal of or interest on any Securities of such series because of the reinstatement of its obligations, the Partnership or such Guarantor shall be subrogated to the rights of Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE XIV

                             GUARANTY OF SECURITIES

SECTION 1401. Retirement for Guaranty.

                  (1) If any Subsidiary of the Partnership guarantees or becomes a co-obligor in respect of any Funded Debt of the Partnership other than the Securities at any time subsequent to the Closing Date (including, without limitation, following any release of such Subsidiary pursuant to Section 1402 from any Guaranty previously provided by it under this Article XIV), then the Partnership shall (A) cause the Securities to be equally and ratably guaranteed by such

Subsidiary, but only to the extent that the Securities are not already guaranteed by such Subsidiary on reasonably comparable terms and (B) cause such Subsidiary to execute and deliver a Guaranty in accordance with clause (2) below.

                  (2) Any Person may become a Guarantor by executing and delivering to the Trustee (A) a Guaranty in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor and (B) an Opinion of Counsel and Officers' Certificate to the effect that such Guaranty has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

SECTION 1402. Release of Guaranty.

         Notwithstanding anything to the contrary in this Article XIV, in the event that any Guarantor shall no longer be a guarantor of any Funded Debt of the Partnership other than the Securities, and so long as no Default or Event of Default shall have occurred or be continuing, such Guarantor, upon giving written notice to the Trustee to the foregoing effect, shall be deemed to be released from all of its obligations in respect of the Securities and this Indenture without further act or deed and the Guaranty of such Guarantor shall be of no further force or effect. Following the receipt by the Trustee of any such notice, the Partnership shall cause this Indenture to be amended as provided in Section 901; provided, however, that the failure to so amend this Indenture shall not affect the validity of the termination of the Guaranty of such Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed in multiple counterparts, each of which so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument, all as of the day and year first above written.

                                       KINDER MORGAN ENERGY PARTNERS, L. P.

                                       By: Kinder Morgan G.P., Inc.,
                                           Its General Partner


                                       By: C. PARK SHAPER
                                           -------------------------------------
                                       Name:  C. Park Shaper
                                       Title: Vice President and Chief Financial
                                              Officer


                                       FIRST UNION NATIONAL BANK


                                       By: KEVIN M. DOBRAVA
                                          --------------------------------------
                                       Name:  Kevin M. Dobrava
                                       Title: Vice President

                                     ANNEX A

                              "GUARANTY PROVISIONS"

SECTION 101. Unconditional Guaranties.

                  (1) For value received, the undersigned Guarantors, jointly and severally, hereby fully, unconditionally and absolutely guarantee to Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership, when and as such principal, premium, if any, and interest shall become due and payable, whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of the Securities and the Indenture.

                  (2) Failing payment when due of any amount guaranteed pursuant to the Guaranties, for whatever reason, each Guarantor will be obligated to pay the same immediately. Each guaranty hereunder is intended to be a general, unsecured, senior obligation of each undersigned Guarantor and will rank pari passu in right of payment with all Debt of each such Guarantor that is not, by its terms, expressly subordinated in right of payment to such guaranty of such Guarantor. Each of the undersigned Guarantors hereby agrees that its obligations hereunder shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities, this Guaranty or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Partnership, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the undersigned Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Securities, whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of Holders or, subject to Section 507 of the Indenture, by Holders, on the terms and conditions set forth in the Indenture, directly against each of the Guarantors to enforce this Guaranty without first proceeding against the Partnership.

                  (3) The obligations of each undersigned Guarantor under this Guaranty shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation (A) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Partnership or any Guarantor contained in the Securities, the Indenture or any other Guaranty, (B) any impairment, modification, release or limitation of the liability of the Partnership, any Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (C) the assertion or exercise by the Partnership, any Guarantor or the Trustee of any rights or remedies under the Securities, the Indenture or any other Guaranty or their delay in or failure to assert or exercise any such rights or remedies, (D) the assignment or the purported assignment of any property as security for the Securities, including all or any part of the rights of the Partnership or any Guarantor under the Indenture or any other Guaranty, (E) the extension of the time for payment by the Partnership or any Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Securities, the Indenture or any other Guaranty or of the time for performance by the Partnership or any Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (F) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Partnership or any Guarantor set forth in the Indenture or any other Guaranty,
(G) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Partnership or any of the Guarantors or any of their respective assets, or the disaffirmance of the Securities, this Guaranty or the Indenture or any other Guaranty in any such proceeding, (H) the release or discharge of the Partnership or any Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (I) the unenforceability of the Securities, this Guaranty, any other Guaranty or the Indenture or (J) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

                  (4) Each of the undersigned Guarantors hereby (A) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Partnership or a Guarantor, and all demands whatsoever, (B) acknowledges that this Guaranty may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any Securities without notice to them and (C) covenants that its guaranty hereunder will not be discharged except by complete performance. Each undersigned Guarantor further agrees that if at any time all or any part of any payment hereunder theretofore applied by any Person is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Partnership or such Guarantor, this Guaranty shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                  (5) Each undersigned Guarantor shall be subrogated to all rights of Holders and the Trustee against the Partnership in respect of any amounts paid by such Guarantor pursuant to the provisions of the Indenture or this Guaranty, provided, however, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all of the Securities and this Guaranty shall have been paid in full or discharged.

                  (6) A director, officer, employee or stockholder, as such, of any Guarantor shall not have any liability for any obligations of such Guarantor under the Indenture or this Guaranty, or for any claim based on, in respect of or by reason of such obligations or their creation.

SECTION 102. Limitation of Guarantor's Liability.

         Each undersigned Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, Holders and each Guarantor hereby irrevocably agree that the obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guaranty or pursuant to Section 103, result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

SECTION 103. Contribution.

         In order to provide for just and equitable contribution among all Guarantors, the undersigned Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under its Guaranty, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Partnership's obligations with respect to the Securities or any other Guarantor's obligations with respect to its Guaranty.

SECTION 104. Execution and Delivery of Guaranties.

         To further evidence the guaranty set forth in Section 101, each undersigned Guarantor hereby agrees that a notation relating to such guaranty (in substantially the form hereinbelow set forth) shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of two officers of the Guarantor.

         Each of the undersigned Guarantors hereby agrees that its guaranty set forth in Section 101 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to such guaranty.

         If an officer of a Guarantor whose signature is on this Guaranty or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guaranty of such Security shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Guaranty on behalf of the Guarantor.



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SECTION 105. Consent to Jurisdiction and Service of Process.

         Each undersigned Guarantor that is not organized under the laws of the United States (including the States and the District of Columbia) (each a "Non-U.S. Guarantor") hereby appoints the principal office of CT Corporation System in The City of New York which, on the date hereof, is located at 1633 Broadway, New York, New York 10019, as the authorized agent thereof (the "Authorized Agent") upon whom process may be served in any action, suit or proceeding arising out of or based on the Indenture or this Guaranty or the Securities which may be instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in The Borough of Manhattan, The City of New York, by the Holder of any Security, and each Non-United States Guarantor hereby waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and expressly and irrevocably accepts and submits, for the benefit of Holders from time to time of the Securities, to the nonexclusive jurisdiction of any such court in respect of any such action, suit or proceeding, for itself and with respect to its properties, revenues and assets. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for such purpose, and such successor's acceptance of such appointment, shall have occurred. Each Non-U.S. Guarantor agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent with respect to any such action shall be deemed, in every respect, effective service of process upon any such Non-U.S. Guarantor. Notwithstanding the foregoing, any action against any Non-U.S. Guarantor arising out of or based on any Security may also be instituted by the Holder of such Security in any court in the jurisdiction of organization of such Non-U.S. Guarantor, and such Non-U.S. Guarantor expressly accepts the jurisdiction of any such court in any such action. The Partnership shall require the Authorized Agent to agree in writing to accept the foregoing appointment as agent for service of process.

SECTION 106. Waiver of Immunity.

         To the extent that any Non-U.S. Guarantor or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Indenture or this Guaranty or the Securities, such Non-U.S. Guarantor, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.



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SECTION 107. Judgment Currency.

         Each Non-U.S. Guarantor agrees to indemnify the Trustee and each Holder against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than Dollars and as a result of any variation as between (A) the rate of exchange at which the Dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (B) the spot rate of exchange in The City of New York at which the Trustee or such Holder on the date of payment of such judgment or order is able to purchase Dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of each Non-U.S. Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, Dollars.

SECTION 108. Definitions.

         All capitalized terms used herein and not defined herein that are defined in the Indenture are used herein as so defined.

         "Adjusted Net Assets" of a Guarantor at any date means the amount by which the fair value of the property of such Guarantor at such date exceeds the total amount of liabilities, including, without limitation, the probable amount of contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date) of such Guarantor at such date, but excluding liabilities under the Guaranty of such Guarantor.



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                          FORM OF GUARANTY ENDORSEMENT

         Each Guarantor (which term includes any successor Person under the Guaranty, defined below), has fully, unconditionally and absolutely guaranteed,
to the extent set forth in the Indenture and in a certain Guaranty dated [     ]
(the "Guaranty"), and subject to the provisions in the Indenture and the Guaranty, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

         The obligations of the Guarantors to Holders of Securities and to the Trustee pursuant to the Guaranty and the Indenture are expressly set forth in
Article XIV of the Indenture and in the Guaranty, and reference is hereby made to the Indenture and the Guaranty for the precise terms of such obligations.

                                       [SIGNATURES]